March 22, 2000

                 THE DREYFUS PREMIER THIRD CENTURY FUND, INC.
              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED AUGUST 31, 1999
                         AS REVISED, JANUARY 27, 2000


1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the SAI entitled "Management of the Fund - Officers of the Fund":


Stephen E. Canter, President.   President, Chief Operating Officer, and Chief
      Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President.   Vice President, Secretary and General
      Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven F. Newman, Secretary.   Assistant Secretary and Associate General
      Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael A. Rosenberg, Assistant Secretary.   Associate General Counsel of the
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Jeff Prusnofsky, Assistant Secretary.   Assistant General Counsel of the
      Manager, and an officer of other investment companies advised and administered by the Manager. He is 34 years old.

James Windels, Assistant Treasurer.   Senior Treasury Manager of the Manager,
      and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.


3. The clause "Pursuant to an agreement with the Distributor" hereby is deleted in the fourth sentence of the first paragraph of the section entitled "Purchase of Shares - Class B Shares."